UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report:

                                 August 3, 2006
                   ------------------------------------------
                        (Date of earliest event reported)


                              SPECTRUM BRANDS, INC.
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               (Exact Name of Registrant as Specified in Charter)



       Wisconsin                         001-13615              22-2423556
-------------------------------    ---------------------  ---------------------
(State or other Jurisdiction of    (Commission File No.)      (IRS Employer
     Incorporation)                                        Identification No.)


            Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328 (Address of principal executive offices, including zip code)

                                 (770) 829-6200
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              (Registrant's telephone number, including area code)

                                       N/A
  -----------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a) The following information, including Exhibit 99.1 attached hereto, is being furnished pursuant to this Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On August 3, 2006, Spectrum Brands, Inc. issued a press release discussing, among other things, its estimated financial results for its third fiscal quarter of 2006 ended June 30, 2006. A copy of the press release is furnished as Exhibit
99.1 to this report.

Item 8.01.  OTHER EVENTS.

            The press release dated August 3, 2006, attached hereto as Exhibit
99.1 also reports that Spectrum Brands was informed by the U.S. Attorney's Office for the Northern District of Georgia on July 27, 2006 that the U.S. Attorney's Office has terminated its investigation initiated November 9, 2005 related to the company's financial results for the third and fourth quarters of fiscal year 2005 and the impact of these results on anticipated fiscal year 2006 earnings, as well as to the sale of company shares by senior management in advance of negative financial disclosures in 2005. Spectrum Brands continues to cooperate with the Atlanta District Office of the Securities and Exchange Commission's investigation into such matters.


Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  99.1 Press Release dated August 3, 2006 issued by Spectrum Brands, Inc.





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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 3, 2006            SPECTRUM BRANDS, INC.


                                 By: /s/ Randall J. Steward
                                     -------------------------------------
                                      Name:   Randall J. Steward
                                      Title:  Executive Vice President and
                                              Chief Financial Officer

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EXHIBIT INDEX

Exhibit                Description
-------                -----------
99.1                   Press Release dated August 3, 2006
                       issued by Spectrum Brands, Inc.